UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 16, 2002

Advance Stores Company, Incorporated
(Exact name of registrant as specified in its charter)

Virginia	333-56013	54-0118110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5673 Airport Road, Roanoke, Virginia		24012
(Address of principal executive offices)		(Zip Code)

(540) 362-4911
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description

99	Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.    Regulation FD Disclosure.

On August 14, 2002, Lawrence P. Castellani and Jimmie L. Wade, chief executive officer, and president and chief financial officer, respectively, of Advance Stores Company, Incorporated, each filed a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings with the Securities and Exchange Commission (the “Commission”), copies of which are attached to this Form 8-K as Exhibit 99 and incorporated herein by reference, pursuant to an Order of the Commission dated June 27, 2002 (File No. 4-460).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	Advance Stores Company, Incorporated
(Registrant)

Date	August 16, 2002	By:	/s/ JEFFREY T. GRAY
Jeffrey T. Gray Senior Vice President, Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99	Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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